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                                                                    EXHIBIT 10.4

                                                                   [Translation]

                                 [LOGO OF ITC]


                 ITC ELECTRONIC TECHNOLOGY (BEIJING) CO., LTD.



                              EMPLOYMENT CONTRACT



Party A : ITC Electronic Technology (Beijing) Co., Ltd.
          --------------------------------------------

Party B : ____________________________________________
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THIS EMPLOYMENT CONTRACT (hereinafter as the "Contract") is made in Beijing,
People's Republic of China ("China") on this [  ] day of [  ] 1999.

by and between

Party A:  ITC Electronic Technology (Beijing) Co., Ltd

          Legal Status          :  Wholly Foreign-owned Enterprise

          Legal Representative  :  Charles Zhang

          Address               :  Suite 519, Tower 2, Bright China Chang An
                                   Building, No. 7 Jianguomen Nei Avenue,
                                   Beijing, China
and

Party B:

          Name                  :

          Education             :

          Gender                :

          Date of Birth         :

          Resident ID No        :

          Home Address          :

          Neighbourhood Office  :

(individually a "Party" and collectively the "Parties").


In accordance with the Labour Law of the People's Republic of China, the Regulations on the Labour Administration of Foreign Investment Enterprises, [ ] and other relevant Chinese laws and regulations and, based on the principles of equality, free will and mutual consent, the Parties hereby agree to enter into this Contract and to adhere to the articles listed hereof.

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                CHAPTER 1: TERM OF CONTRACT, EFFECTIVE DATE AND
                -----------------------------------------------
                              PROBATIONARY PERIOD
                              -------------------

1.1  Term
     ----

     This Contract is a fixed-term employment contract.  The duration of this
Contract shall be for a fixed term of [   ] year(s), commencing [   ] and
ending [   ], unless terminated earlier or renewed pursuant to Chapter 10.

1.2  Effective Date
     --------------

     The effective date of this Contract shall be the date of signing hereof.

1.3  Probationary Period
     -------------------

     Party B shall, commencing from the effective date of this Contract, serve a probationary period of [ ] months.

                  CHAPTER 2: RESPONSIBILITIES AND PERFORMANCE
                  -------------------------------------------

2.1  Responsibilities
     ----------------

     (a)  Party A shall assign Party B to the position of [  ].

     (b) Depending on its operational needs, Party A may assign Party B to undertake other responsibilities.

2.2  Performance
     -----------

     Party B shall, according to Party A's legally permissible request, fulfil the set amount of work on a timely basis and meet the quality standard formulated by Party A.

                   CHAPTER 3: OCCUPATIONAL HEALTH AND SAFETY
                   -----------------------------------------

3.1  Party A's Obligations
     ---------------------

     Party A shall assume the following obligations:

     (a) to provide Party B with a safe and hygienic working environment in accordance with the standards stipulated by the State;

     (b) to provide Party B with training in business practice and occupational health and safety; and

     (c) be responsible for formulating the system operation procedures, occupational safety and hygienic system and its standards.

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3.2  Party B's Rights
     ----------------

     Party B shall be entitled to enjoy the following rights:

     (a) to work in an environment meeting State standards for occupational health and safety;

     (b) to refuse to engage in any work which in violation of Chinese law poses a danger to the health and safety of Party B; and

     (c) to reject any of Party A's instructions which are in violation of its rules and regulations.

                          CHAPTER 4: EMPLOYMENT RULES
                          ---------------------------

4.1  Working Rules
     -------------

     During the term of this Contract, Party B must comply with the policies and systems as well as any other production and working rules implemented by Party A (please see for details the Policies and Procedures Guidelines "Sohu and You" attached hereto as Appendix I), the principal rules of which include:

     (a) arriving and departing from work on time according to Party A's working hours;

     (b) maintaining strict compliance with operational procedures and ensuring safety production;

     (c)  maintaining the confidentiality of Party A's trade secrets;

     (d) protecting and properly using equipment, not wasting office resources and utilities, and not intentionally damaging or misappropriate Party A's property;

     (e) following management instructions and not engage in games, create noises or cause interruptions to production and working order during working hours; and

     (f) not unilaterally handling matters which are outside the scope of his/her authority and immediately requesting instructions regarding the same form his/her immediate supervisor.

4.2  Punishment
     ----------

     If Party B violates any of Party A's employment rules, Party A may, pursuant to the Policies and Procedures Guidelines ("Sohu and You"), impose an administrative penalty and/or a fine as well as terminate this Contract.

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                     CHAPTER 5: WORKING HOURS, AND WORKING
                     -------------------------------------
                           OVERTIME SHIFTS AND HOURS
                           -------------------------

5.1  Working Hours
     -------------

     (a) Party A adopts a system of standard working hours and will arrange for Party B to work eight (8) hours per day (excluding the time for Party B to come to work and return home, the time for meal and rest) and not exceed forty (40) hours per week.

     (b) Party B shall work five (5) days per week (40 hours) with two (2) rest days.

     (c) Party A may adopt other work and rest methods which are not subject to the stipulations set out in Article 5.1(b) in accordance with the production requirements and upon the approval of the labour administrative department.

5.2  Working Overtime Shifts and Hours
     ---------------------------------

     Party A does not in principle encourage Party B to work overtime. However, in special cases where working overtime shifts and hours is necessary, Party A may only do so after consultation with Party B, in which event Party A will make separate arrangements regarding the rest days or effect wages for overtime shifts and hours in accordance with relevant State stipulations.

                               CHAPTER 6: WAGES
                               ----------------

6.1  General Principle
     -----------------

     Party B's wages shall be set in accordance with the principle of "to each according to his work" and shall be based on equal pay for equal work.

6.2  Wages
     -----

     Party A shall pay Party B a monthly wage of RMB [ ] during Party B's probationary period. After Party B's successful completion of the probationary period, Party A shall pay Party B a monthly wage of RMB [ ].

6.3  Holiday Pay
     -----------

     During rest days, official holidays, marriage / bereavement leave and leave for participating in civic activities in accordance with the law, Party A shall pay wages to Party B pursuant to the standards stipulated by law and the Policies and Procedures Guidelines.

6.4  Method and Time of Payment
     --------------------------

     (a) Party A shall pay Party B's total wages with lawful currency on the last day of each month and shall provide Party B with a wage slip. If the

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          said day falls on a rest day or an official holiday, Party A shall pay
          Party B's total wages on the preceding working day.

     (b) Party B shall open an account with the [Beijing] branch of a commercial bank specified by Party A. Party A shall deposit into such bank account Party B's wage in lawful currency. Party A shall withhold individual income tax payment as well as contributions to relevant social insurance funds on behalf of Party B.

                    CHAPTER 7: SOCIAL SECURITY AND BENEFITS
                    ---------------------------------------

Pursuant to the service contract signed by and between Party A and the human resources service entity, Party A shall appoint the said entity to administer Party B's social security benefits. The said entity's responsibilities shall include the payment of contributions on behalf of Party A to each of the pension fund, unemployment fund, serious accidental injury fund, housing fund and medical insurance fund. The details concerning the specific social security and other benefits administered by the said entity are attached as Appendix II.

                         CHAPTER 8: HOLIDAYS AND LEAVE
                         -----------------------------

8.1  Legal Holidays
     --------------

     (a) Party B shall be entitled to the specific number of holidays (ten (10) days) permitted under Chinese law, including the following:

          Legal Holidays                                    No. of Day(s)
          --------------                                    -------------

          New Year's Day (January 1st)                           1

          Spring Festival (Lunar calendar
          January 1st, 2nd and 3rd)                              3

          International Labour Day (May 1st, 2nd and 3rd)        3

          National Day (October 1st, 2nd and 3rd)                3

     (b) For all holidays celebrated nationally that fall on either a Saturday or a Sunday, such holiday shall be recognized on the following work day. However, for holidays falling on a Saturday or Sunday that are only celebrated by a portion of the population, such holiday shall not be taken on the following work day.

     (c) Women employees are entitled to a half-day holiday on Women's Day (March 8th).

8.2  Annual Leave
     ------------

     (a) If Party B has worked for any organization on a continuous basis for more than one (1) year, Party B shall be entitled to enjoy paid annual

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          leave, which shall in no event exceed two (2) weeks.

     (b) If Party B wishes to take paid annual leave, he/she should apply fifteen (15) days in advance in writing to Party A. Party A shall determine and make appropriate arrangements for such leave based on Party A's production and operation requirements.

8.3  Other Leave
     -----------

     Party B shall be entitled to other leave for marriage, bereavement, family visits, personal illness and medical treatment as outlined in the Policies and Procedures Guidelines ("Sohu and You").


                          CHAPTER 9: CONFIDENTIALITY
                          --------------------------

9.1  Definition
     ----------

     Trade secrets shall refer to any operational information which is not known to the general public and is owned by Party A in any form, for which Party A has taken proper steps to restrict dissemination to the public, and which brings economic benefits to Party A, including all the information and matters in relation to Party A's businesses, such as the information about investing and financing, salary, bonus, incentives, know-how, software development, marketing strategies, clients lists, commercial partners and co-operation details related to them, management methods, financial and market information, future commercial blueprint and Party A's intellectual property information.

9.2  Confidentiality Obligations
     ---------------------------

     Party B shall abide by the confidentiality guidelines adopted by Party A and shall not disclose to any third party Party A's trade secrets in any form, directly or indirectly, during the term of this Contract and for a period of three (3) years after the termination of this Contract. Party B is prohibited from using without authorisation Party A's trade secrets or allowing the use of the same by any third party. If Party B breaches the confidentiality obligations herein and causes harm to Party A, Party A may terminate this Contract immediately in accordance with Article 12.2(b) hereof. In addition, Party B shall be liable to Party A for compensation pursuant to Article 12.2(b) hereof.

9.3  Confirmation
     ------------

     If Party B is uncertain about the nature and degree of confidentiality concerning any trade secrets, Party B should ask for confirmation from his/her immediate supervisor.

9.4  Return of Party A's Property
     ----------------------------

     Irrespective of the circumstances of termination of this Contract, Party B shall

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immediately return all company files, records, equipment and any other property obtained from Party A during the course of his/her employment (including, but not limited to Party A's trade secrets). If Party B fails to return any of the said files or such property, Party A is entitled to make an appropriate deduction from any amount payable to Party B and may adopt any other appropriate method to obtain the return of such property.


               CHAPTER 10 : AMENDMENT, RENEWAL AND TERMINATION
               -----------------------------------------------

10.1 Amendment
     ---------

     (a)  This Contract may only be amended in the following circumstances:

          (i) Upon their mutual agreement, the Parties may amend certain provisions hereof as required; or

          (ii) If there is any change to the law, regulations or rules pursuant to which this Contract and its appendices were entered into.

     (b) If either Party wishes to amend this Contract, thirty (30) days' prior written notice must be given to the other Party.

     (c) This Contract may only be amended by the mutual written agreement of the Parties.

10.2 Renewal
     -------

     Upon expiry, this Contract shall be automatically renewed. Either Party may request, in writing, for renewal of this Contract at least thirty (30) days prior to its expiration. Upon the mutual consent of the Parties after consultation, this Contract can be renewed.

10.3 Termination
     -----------

     This Contract can be terminated upon mutual agreement of both Parties after consultation.

10.4 Immediate Termination
     ---------------------

     Party A may immediately terminate this Contract if Party B has engaged in any of the following activities:

     (a) where it has been proved during the probationary period that he/she is unable to meet the requirements of his/her position;

     (b) by committing a serious violation of labor rules or Party A's policies and systems;

     (c) by committing serious dereliction of his/her duties or practising graft or

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          favoritism which results in serious losses to Party A; or

     (d)  by being found criminally liable under Chinese law.

10.5 Termination with Prior Notice
     -----------------------------

     Party A may terminate this Contract upon thirty (30) days' prior written notice to Party B under any of the following circumstances:

     (a) where Party B, after undergoing a period of medical treatment and recuperation from an illness or a non-work-related injury, remains unable to return to the original position, and is also unfit for reassignment;

     (b) where Party B is unable to fulfil the duties of his position and, despite undergoing training or a transfer of his position, remains unable to fulfil his/her duties;

     (c) where there has been a substantial change in the objective circumstances upon which this Contract was based, thereby rendering performance of this Contract impossible and, after consultation, the Parties have failed to agree on amendments hereto reflecting such changes.

10.6 Restrictions on Party A's Right to Terminate
     --------------------------------------------

     Notwithstanding Article 10.5 above, Party A may not terminate this Contract under any of the following circumstances:

     (a) where Party B, after having suffered an occupational disease or a work-related injury, has been confirmed to have lost the partial or total ability to work;

     (b) where Party B is suffering from illness or injury during his/her stipulated medical treatment period;

     (c) where Party B is a female employee and is pregnant, is in labour, or is within the stipulated nursing period, and has not violated any labour rules; or

     (d) other circumstances specified by Chinese laws and administrative regulations.

10.7 Termination by Party B
     ----------------------

     (a) Party B may terminate this Contract upon thirty .30. days' prior written notice to Party A. However, Party B may not terminate this Contract even if he/she has provided Party A with thirty (30) days' written notice if Party B has caused financial losses to Party A and the issue has not been resolved, or if Party B is under investigation for misconduct.

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     (b)  Party B may terminate this Contract at any time in writing under any of the following circumstances:

          (i)    during the probationary period;

          (ii) if Party A forces Party B to work by means of force, threat or illegal restriction of personal freedom; or

          (iii) if Party A fails to pay wages or to provide a safe working environment as stipulated hereunder.

10.8 Termination
     -----------

     This Contract shall automatically terminate under any of the following circumstances:

     (a) upon expiration (unless renewed by the Parties in accordance with Article 10.2 above);

     (b)  when Party B reaches legal retirement age under Chinese law;

     (c)  upon the death of Party B;

     (d) if Party A is dissolved, ceases operations, is declared bankrupt or its business licence is revoked; or

     (e) upon the occurrence of any one of the events of termination as agreed by the Parties.

                     CHAPTER 11 : TERMINATION COMPENSATION
                     -------------------------------------

11.1 Principle
     ---------

     Party A shall, in accordance with the stipulations of Chinese law, effect Party B with relevant compensation in the event of violating or terminating this Contract.

11.2 Calculation of Compensation
     ---------------------------

     (a) For the purposes of calculating the amount of compensation under this Chapter, when the term "wages" is used, it refers to the average monthly wage paid to Party B during his/her previous twelve (12) months of employment under normal working conditions prior to termination.

     (b) Party A shall pay Party B compensation based on Party B's period of employment with Party A, in the amount of one (1) month's wage for each year of employment and the maximum amount payable not to exceed a total of twelve (12) months' wages. If Party B has worked for

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          less than one (1) year, Party A shall pay any such compensation to
          Party B based on the standard for one (1) year.

11.3 Payment Term
     ------------

     Party A shall pay to Party B any compensation in a lump-sum payment within one (1) month of completion of Party B's termination procedures. Any monies owing to Party A by Party B may deducted from such payment.

11.4 Exceptions
     ----------

     (a) Under any of the following circumstances occurs, Party B shall not be entitled to receive any compensation from Party A:

          (i)    upon the expiry of this Contract;

          (ii) upon the occurrence of one of the agreed conditions for termination of this Contract; or

          (iii)  Party A terminates this Contract in accordance with Article
                 10.4 above.

     (b) Where Party B terminates this Contract during the probationary period, no compensation will be paid to Party B. However, Party A must pay wages to Party B based on his/her actual number of work days.


                   CHAPTER 12 : RESPONSIBILITIES FOR BREACH
                   ----------------------------------------

12.1 General Provisions
     ------------------

     If Party A causes any damage to Party B by breach of this Contract, Party A shall pay compensation to Party B according to the Measures of Compensation for the Breach of Employment Contracts Under the Labour Law (hereinafter referred to as "Compensation Measures").

12.2 Party B's Breach of Contract
     ----------------------------

     (a) If Party B violates Chinese law or the stipulations of this Contract and causes Party A to suffer economic losses, Party A has the right to impose administrative penalty and (or) a fine on Party B. In addition, Party A is entitled to have Party B assume the compensation responsibilities through legal methods.

     (b) If Party B breaches the confidentiality provisions of Chapter 9 of this Contract in relation to trade secrets and thus causes losses to Party A, it must pay compensation to Party A according to the Compensation Measures and Article 20 of the Anti-unfair Competition Law.

     (c) If Party B terminates this Contract in violation of Chinese law and/or the

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          terms hereof and causes losses to Party A, it shall be liable to pay Party A for the following:

          (i)    recruitment expenses paid by Party A for Party B;

          (ii) direct losses relating to production, operational and/ or work functions.

                         CHAPTER 13 : LABOUR DISPUTES
                         ----------------------------

13.1 Friendly Consultations
     ----------------------

     If a dispute arises in the implementation of this Contract, the Parties shall attempt in the first instance to resolve such dispute through friendly consultations:

13.2 Mediation and Arbitration
     -------------------------

     (a) If the dispute cannot be resolved in the manner outlined in Article 13.1, either Party may, in accordance with Chinese law, apply to Party A's mediation committee for mediation;

     (b) If mediation fails or if either Party requests for arbitration, the dispute may be submitted for arbitration within sixty (60) days of the occurrence of the labour dispute to the labour dispute arbitration committee with jurisdiction; or either Party may directly apply for arbitration to the labour dispute arbitration committee with jurisdiction.

13.3 Litigation
     ----------

     If either Party disagree with the arbitrage decision, such Party may initiate a lawsuit in the people's court with jurisdiction.

                          CHAPTER 14 : GOVERNING LAW
                          --------------------------

The validity, interpretation and implementation of and settlement of disputes under this Contract shall be governed by the laws of China.


                     CHAPTER 15 : MISCELLANEOUS PROVISIONS
                     -------------------------------------

15.1 Entire Agreement
     ----------------

     This Contract and its Appendices constitute the entire agreement between the Parties and supersede all prior discussions, negotiations and agreements. If there is any inconsistency between the provisions of this Contract and any of the Appendices, the provisions of this Contract shall prevail to the extent of the inconsistency.

15.2 Severibility
     ------------
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     The invalidity of any article of this Contract shall not affect the validity of any other article hereof.

15.3 Waiver
     ------

     Waiver on the part of either Party to any right under this Contract shall not operate or be interpreted as a waiver of similar rights or other rights under this Contract thereafter.

15.4 Days
     ----

     Any references to a day herein shall mean a calendar day except the working days referred in Article 6.4(a) hereof.

15.5 Authentication
     --------------

     After signing, any alteration to an article of this Contract shall be invalid. The parties shall, within thirty (30) days of the execution of the Contract, carry out authentication with local labour administrative department.

15.6 Language
     ---------

     This Contract is executed in three (3) originals in the Chinese language, each having equal validity. Each Party and the contract authentication authority shall hold one (1) original. Party A may not retain possession of Party B's original version of this Contract.

15.7 Supplementary Matters
     ---------------------

     Any extensions of this Contract, amendment agreements or other matters agreed by the Parties must be in writing and signed by the Parties, and attached hereto. Each page of any such document must be initialled by the Parties or the same shall be without legal effect.

15.8 Matters Not Covered
     -------------------

     Any matters not addressed herein shall be carried out in accordance with Chinese law.

Party A

Legal Representative (seal)

or

Authorized Agent (seal)

Name:

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Title:

Date of Execution:   date/month/year


Party B (Signature or Seal)

___________________________

Authentication Authority:        __________________________
(Seal)

Name of Authentication Official: __________________________
(Seal)

Date of Authentication:          ___________________________

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